UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 25, 2017

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

California	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

9368 VALLEY BLVD, SUITE 202
ROSEMEAD, CA91770
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	626-800-6861 (phone)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)                 Previous independent registered public accounting firm

(i)                   On September 14, 2017, San Lotus Holding Inc. (the “Company”) formally informed Davidson & Company LLP of their dismissal as the Company’s independent registered public accounting firm.

(ii)                 The reports of Davidson & Company LLP on the Company’s financial statements as of and for the fiscal year ended December 31, 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)                The Company’s board of directors and audit committee participated in and approved the decision to change independent registered public accounting firms.

(iv)               During the fiscal year ended December 31, 2016 and through September 14, 2017, there have been no disagreements with Davidson & Company LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Davidson & Company LLP would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)                 The Company has requested that Davidson & Company LLP furnishes it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by Davidson & Company LLP is filed as Exhibit 16.1 to this Form 8-K.

(b)                 New independent registered public accounting firm

(1)                 On October 6, 2017, the Company engaged GBH CPAs, PC, Chartered Professional Accountants as its new independent registered public accounting firm. During the two most recent fiscal years and through October 6, 2017, the Company had not consulted with GBH CPAs, PC, Chartered Professional Accountants regarding any of the following:

(i)                   The application of accounting principles to a specific transaction, either completed or proposed;

(ii)                 The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that GBH CPAs, PC, Chartered Professional Accountants concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)                Any matter that was subject to a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibit
16.1	Letter from Davidson & Company LLP, dated October 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                SAN LOTUS HOLDING INC.

Dated: October 25, 2017

By: /s/Chen, Kuan-Yu

_____________________________

Chen, Kuan-Yu

Chairman of the Board